                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      April 27, 2000
                                                ---------------------------

                                 GLOBESPAN, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                        000-26401                  75-2658218
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(State or Other Jurisdiction         (Commission              (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)


100 Schulz Drive
Red Bank, New Jersey                                                   07701
--------------------                                               -------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code  (732) 345-7500
                                                    --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         ACQUISITION OF THE OUTSTANDING STOCK OF T.SQWARE, INC.

                  On April 27, 2000, pursuant to an agreement and plan of merger, dated April 20, 2000 (the "Merger Agreement"), among GlobeSpan, Needles Acquisition Corp. (a wholly owned subsidiary of GlobeSpan) and T.sqware, Inc. ("T.sqware"), Needles Acquisition Corp. was merged with and into T.sqware (the "Merger"). T.sqware was the surviving corporation in the Merger. On the closing date, GlobeSpan issued an aggregate of 2,022,431 shares of its common stock to the stockholders of T.sqware and assumed the outstanding T.sqware options for the equivalent of 177,569 GlobeSpan stock options. T.sqware stockholders will also be eligible to receive up to an aggregate of 1.0 million additional shares of GlobeSpan common stock if the average closing price of GlobeSpan common stock is less than $85 for the 20 trading day period commencing April 20, 2000 (the last trading day before the Merger was announced) and ending May 18, 2000. The terms of the Merger were determined through arms length negotiations between T.sqware and GlobeSpan.

                  The foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The required financial statements for the Merger are not yet available and will be filed by amendment as soon as possible after the filing of this report.

(b)      PRO FORMA FINANCIAL INFORMATION.

         The required pro forma financial information for the Merger is not yet available and will be filed by amendment as soon as possible after the filing of this report.

(c)      EXHIBITS.

         Exhibit  Description
         No.      -----------
         ---
         2.1      Agreement and Plan of Merger, dated April 20, 2000, among
                  GlobeSpan, Inc., Needles Acquisition Corp. and T.sqware, Inc.











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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GLOBESPAN, INC.


                                By: /s/ Robert McMullan
                                   ---------------------------------------------
                                Name:  Robert McMullan
                                Title: Chief Financial Officer, Vice President
                                       and Treasurer
Date: May 12, 2000











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

                                  EXHIBIT INDEX

         Exhibit  Description
         No.      -----------
         ---
         2.1      Agreement and Plan of Merger, dated April 20, 2000, among
                  GlobeSpan, Inc., Needles Acquisition Corp. and T.sqware, Inc.











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